UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2007 (October 9, 2007)

American Claims Evaluation, Inc.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

0-14807 (Commission File Number)	11-2601199 (IRS Employer Identification No.)

One Jericho Plaza, Jericho, New York (Address of principal executive offices)	11753 (Zip Code)

(516) 938-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
The Annual Meeting of Shareholders (the “Annual Meeting”) of American Claims Evaluation, Inc. (the “Company”) was held on October 9, 2007.

At the Annual Meeting, (A) Messrs. Gary Gelman, Edward M. Elkin, M.D., Peter Gutmann and Joseph Looney were elected as directors of the Company; (B) amendments to the Company’s Certificate of Incorporation (the “Amendments”) to (i) expand the purposes for which the Company was formed, (ii) increase the Company’s total number of authorized shares of common stock, par value $.01 per share (“Common Stock”), from 10,000,000 shares to 20,000,000 shares, and (iii) permit the Company’s shareholders to act without a meeting by written consent of the holders of less than all of the outstanding shares were approved and (C) the Company’s 2007 Stock Incentive Plan (the “2007 Plan”) was approved. As the Company’s Proxy Statement for the Annual Meeting, dated September 14, 2007, indicated, because of the percentage of beneficial ownership of shares of the Company’s Common Stock held by directors and management, election of the directors nominated and referred to in the Proxy Statement, approval of the Amendments and approval of the 2007 Plan was assured.

An amendment to the Company’s Certificate of Incorporation prescribing a majority vote of the outstanding shares for the adoption or approval of a plan of merger or consolidation, the sale, lease, exchange or other disposition of all or substantially all of the assets of the Company, or a plan of binding share exchanges was also to be considered at the Annual Meeting (the “Transaction Amendment”). The Transaction Amendment required the affirmative vote of two-thirds of all the outstanding shares of Common Stock.

In order to allow the Company’s shareholders additional time to vote on the Transaction Amendment, the Company adjourned the Annual Meeting and the vote on the Transaction Amendment to Wednesday, October 31, 2007 at 11:00 a.m., local time, at the offices of Siller Wilk LLP, 675 Third Avenue, New York, New York 10017.

On October 11, 2007, the Company issued a press release announcing the adjournment of the Annual Meeting. The press release is attached hereto as Exhibit 99.3.
Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit 99.1	Definitive Proxy Statement of American Claims Evaluation, Inc. filed with the Securities and Exchange Commission on September 14, 2007*.
Exhibit 99.2	Letter to Shareholders filed with the Securities and Exchange Commission on October 11, 2007.
Exhibit 99.3	Press Release of American Claims Evaluation, Inc., dated October 11, 2007.
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*	Incorporated by reference to such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2007	AMERICAN CLAIMS EVALUATION, INC.
	By:	/s/ Gary Gelman
Gary Gelman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Definitive Proxy Statement of American Claims Evaluation, Inc. filed with the Securities and Exchange Commission on September 14, 2007*.
Exhibit 99.2	Letter to Shareholders filed with the Securities and Exchange Commission on October 11, 2007.
Exhibit 99.3	Press Release of American Claims Evaluation, Inc., dated October 11, 2007.
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*	Incorporated by reference to such filing.